HARLEYSVILLE NATIONAL CORPORATION TO ACQUIRE
 WILLOW FINANCIAL BANCORP, INC.

Creates third-largest bank headquartered in Philadelphia region with $5.5 billion of assets

Extends Harleysville objective to grow through disciplined in-market expansion

$15 - $20 million in synergies in 2009; accretive to earnings in 2009

Increases market share and expands branch footprint into fast-growing Chester County market

Additional locations and broader product base enhances customer experience

For Immediate Release

FOR FURTHER INFORMATION CONTACT:

Media and Investors:
Joseph J. Crivelli
Gregory FCA Communications
610-228-2100 (direct)
610-642-8253 x 123
Cell 856-607-3869

HARLEYSVILLE AND WAYNE, PA,  May 21 -- Harleysville National Corporation (HNC) (Nasdaq: HNBC) and Willow Financial Bancorp, Inc. (Nasdaq: WFBC) jointly announced today that they have reached a definitive agreement for Willow Financial Bancorp to merge with and into HNC.  Willow Financial Bancorp’s wholly owned subsidiary, Willow Financial Bank, a $1.6 billion savings bank with 29 banking offices in Southeastern Pennsylvania, will merge with and into Harleysville National Bank and Trust Company (HNB), HNC's banking subsidiary. Headquartered in King of Prussia, PA, Willow Financial Bank branch offices are located in Philadelphia, Montgomery, Chester, and Bucks Counties.

Under the merger agreement, which has been unanimously approved by the boards of directors of both companies, each share of Willow Financial Bancorp common stock will be exchanged for 0.73 shares of HNC common stock. Based upon HNC’s closing share price as of May 20, 2008, the transaction equates to approximately $10.28 per Willow Financial Bancorp share, for a total transaction value of approximately $162 million. Following the transaction, current HNC shareholders will own approximately 73% and current Willow Financial Bancorp shareholders 27% of the combined company.  The transaction is subject to regulatory and shareholder approval and is expected to close in the fourth quarter.

Paul Geraghty, President and Chief Executive Officer of Harleysville National Corporation, said, "Our acquisition of Willow Financial Bancorp achieves HNC’s stated objective to grow through disciplined in-market expansion.  The acquisition delivers the benefit of scale and synergies in a transaction that we believe will be accretive to earnings in year one. Willow Financial is a great fit for Harleysville National Bank, with complementary lines of business, a solid reputation with customers in growing markets, and a network of 29 branches that augments the traditional Harleysville National Bank footprint.  In addition, it delivers significant market share in Chester County, the fastest-growing county in Pennsylvania and increases our market presence in Bucks, Montgomery, and Philadelphia counties.”

Donna Coughey, President and Chief Executive Officer of Willow Financial Bancorp, said, "We are delighted to join with Harleysville National, and this merger combines two locally-focused banks that share a deep commitment to the communities we serve.  At closing, the combined bank will be the third largest bank headquartered in the Philadelphia region, with assets of $5.5 billion and 84 branches in attractive banking markets stretching from Philadelphia and its western suburbs through the East Penn Bank franchise in the Lehigh Valley.  Our combined product sets offer a range of solutions including retail banking, corporate banking, trust and estate management, employee benefits services, and mortgage banking, enabling us to deliver significant added value for customers.”

Donna Coughey will continue with HNC as an executive vice president for a period of one year to assist with the transition.  Two current Willow Financial Bancorp directors, as mutually agreed, will join the HNC board of directors.

Synergies are estimated to be $15 - $20 million in 2009, representing 10% to 13% of the combined bank’s expense base.  In commenting on synergies, Mr. Geraghty added, “We are making every effort to minimize the impact of this merger on regional employment, and we expect that regular attrition will eliminate some redundancies between now and when the transaction closes.  Because our respective footprints are so complementary, we will not be closing any branches or making changes to our combined sales force.  Finally, we are committed to selecting the best candidate for open positions, regardless of which bank they come from so that we can deliver the best possible customer experience through the most talented team available.”

Donna Coughey continued, “A long-term strategic goal of our bank has been to become a $5 billion financial institution, and this transaction enables us to accomplish that goal immediately while retaining local decision making.  The combined bank will have the scale, capital base, and product set to enhance shareholder value, serve customers, and be a major force in the banking industry for years to come.”

Mr. Geraghty continued, “With Willow Financial Bancorp, we also gain attractive fee-generating businesses, including BeneServ, a respected provider of employee benefits services, Willow Investment Services, Carnegie Wealth Management, and a mortgage origination business that focuses on high-quality regional borrowers.  In addition, the acquisition provides the opportunity to enhance the investment consulting, estate and business planning, and compensation planning practices through the products of Cornerstone companies.  It also provides additional cross-sell opportunities for Harleysville’s Millennium wealth management and private banking business to the Willow Financial customer base.”

Mr. Geraghty concluded, “With the additional scale of a $5.5 billion bank, we have the ability to deliver even more shareholder value through our expansion, empowerment, and effectiveness initiatives.  As a larger bank we have more opportunities to use advanced technology like branch remote capture to reduce cost and improve the customer experience.  In fact, we expect to roll out this service to Willow Financial Bank branches as soon as practicable once the deal closes, because it provides greater convenience by allowing deposit credit on the same day regardless of deposit time.  A deeper pool of talented employees generates more ideas, and that lets us improve how we work and serve our customers.  With a larger capital base, we enjoy an increased legal lending limit to serve the needs of our business customers as they grow and expand.  And our larger branch footprint enables us to meet the needs of a range of consumers and businesses throughout the region.  We are delighted to welcome Willow Financial customers, employees, and shareholders to the Harleysville family.”

Harleysville National Corporation was advised by Janney Montgomery Scott LLC and Bybel Rutledge LLP.  Willow Financial Bancorp's financial advisor was Sandler O'Neill and Partners, L.P. and its legal counsel was Dechert LLP.

About Harleysville National Corporation

Harleysville National Corporation, with assets of $3.9 billion, is the holding company for Harleysville National Bank (HNB) and its division, East Penn Bank. Investment Management and Trust Services are provided through Millennium Wealth Management and Cornerstone, divisions of HNB, with assets under management of $3.0 billion. Harleysville National Corporation stock is traded under the symbol "HNBC" and is commonly quoted on the NASDAQ Global Select Market®. For more information, visit the Harleysville National Corporation website at http://www.hncbank.com.

About Willow Financial Bancorp, Inc.

See What WillPower is Worth
Willow Financial Bancorp, Inc. is the holding company for Willow Financial Bank, a growing community bank in southeastern Pennsylvania with $1.6 billion in assets. With 29 convenient offices, Willow Financial Bank has a substantial community presence in Bucks, Chester, Montgomery, and Philadelphia Counties - some of the fastest-growing communities in southeastern Pennsylvania. The bank provides a complete line of products and services, including: retail banking, business and commercial banking, cash management, wealth management and investments. Our relentless focus on customer service caters to the distinctive needs of consumers and small business owners, through sophisticated commercial clients and high net-worth individuals. Willow Financial Bank has been recognized as Philadelphia magazine’s Best of Philly ® - Best Neighborhood Bank 2007. Headquartered in Wayne, Pa., Willow Financial Bank has the team, the resources and the sophisticated products to compete with any bank in the region. To see what WillPower is worth, visit www.wfbonline.com or call 1-800-639-WILLOW.

The following disclosure is made in accordance with Rule 165 of the Securities and Exchange Commission:

Harleysville National Corporation and Willow Financial Bancorp, Inc. will be filing documents concerning the merger with the Securities and Exchange Commission, including a registration statement on Form S-4 containing a prospectus/proxy statement, which will be distributed to shareholders of Harleysville National Corporation and Willow Financial Bancorp, Inc. Investors are urged to read the registration statement and the proxy statement/prospectus regarding the proposed transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. Investors will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Harleysville National Corporation and Willow Financial Bancorp, Inc., free of charge on the SEC's Internet site (www.sec.gov), by contacting Harleysville National Corporation, 483 Main Street, Harleysville, PA 19438, (Telephone No. (215) 256-8851), or by contacting Willow Financial Bancorp, Inc. at 170 South Warner Road, Wayne, PA 19087, Telephone No. 610-995-1700. Directors and executive officers of Harleysville National Corporation and Willow Financial Bancorp, Inc. may be deemed to be participants in the solicitation of proxies from the shareholders of Harleysville National Corporation and Willow Financial Bancorp, Inc, respectively, in connection with the merger. Information about the directors and executive officers of Willow Financial Bancorp, Inc. and their ownership of Willow Financial Bancorp, Inc. common stock is set forth in Willow Financial Bancorp, Inc.'s proxy statement for its 2007 annual meeting of shareholders and can be obtained from Willow Financial Bancorp, Inc.  Information about the directors and executive officers of Harleysville National Corporation and their ownership of Harleysville National Corporation common stock is set forth in Harleysville National Corporation’s proxy statement for its 2008 annual meeting of shareholders and can be obtained from Harleysville National Corporation.  Additional information regarding the interests of those participants may be obtained by reading the prospectus/proxy statement regarding the proposed merger transaction when it becomes available. INVESTORS SHOULD READ THE PROSPECTUS/PROXY STATEMENT AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY BEFORE MAKING A DECISION CONCERNING THE MERGER.

Cautionary Statement Regarding Forward–Looking Information:

This release contains forward-looking information about Harleysville National Corporation, Willow Financial Bancorp, Inc. and the combined operations of Harleysville National Corporation and Willow Financial Bancorp, Inc. after the completion of the transactions described in the release that are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “project,” “plan,” “seek,” “intend,” or “anticipate” or the negative thereof or comparable terminology, and include discussions of strategy, financial projections and estimates and their underlying assumptions, statements regarding plans, objectives, expectations or consequences of the transactions, and statements about the future performance, operations, products and services of the companies and their subsidiaries. Harleysville National Corporation and Willow Financial Bancorp caution readers not to place undue reliance on these statements.

Harleysville National Corporation’s and Willow Financial Bancorp’s businesses and operations, as well as their combined business and operations following the completion of the transactions described in this release, are and will be subject to a variety of risks, uncertainties and other factors. Consequently, their actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following:  ineffectiveness of their business strategy due to changes in current or future market conditions; the effects of competition, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products and services; interest rate movements; inability to achieve merger-related synergies; difficulties in integrating distinct business operations, including information technology difficulties; disruption from the transaction making it more difficult to maintain relationships with customers and employees, and challenges in establishing and maintaining operations in new markets; volatilities in the securities markets; and deteriorating economic conditions. The foregoing review of important factors should be read in conjunction with the other cautionary statements that are included in each of Harleysville National Corporation’s and Willow Financial Bancorp’s Annual Report on Form 10-K for the fiscal years ended December 31, 2007 and June 30, 2007, respectively.  See “Additional Information About This Transaction” below. Neither Harleysville National Corporation nor Willow Financial Bancorp makes any commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Additional Information About This Transaction:

Harleysville National Corporation intends to file a registration statement on Form S-4 in connection with the transaction, and Harleysville National Corporation and Willow Financial Bancorp intend to mail a joint proxy statement/prospectus to their respective shareholders in connection with the transaction. Shareholders and investors are urged to read the joint proxy statement/prospectus when it becomes available, because it will contain important information about Harleysville National Corporation, Willow Financial Bancorp and the transaction. You may obtain a free copy of the proxy statement/prospectus (when it is available) as well as other filings containing information about Harleysville National Corporation, at the SEC’s web site at www.sec.gov. A free copy of the proxy statement/prospectus, and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus, may also be obtained from Harleysville National Corporation or Willow Financial Bancorp, by directing the request to either of the following persons:

George Rapp	Noel Devine
Executive Vice President and CFO	Senior Vice President
Harleysville National Corporation	Willow Financial Bancorp, Inc.
483 Main Street	170 South Warner Road
Harleysville, Pennsylvania 19438	Wayne, Pennsylvania 19087
610-513-2307	610-995-1855

Harleysville National Corporation, Willow Financial Bancorp and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of Harleysville National Corporation and Willow Financial Bancorp in favor of the transaction. Information regarding the interests of the executive officers and directors of Harleysville National Corporation and Willow Financial Bancorp in the transaction will be included in the joint proxy statement/prospectus.